Exhibit 10.11

ASSUMPTION AGREEMENT

(CME AND PORTFOLIO)

(Revised 9-2-2011)

THIS ASSUMPTION AGREEMENT (“Agreement”) is made effective as of the 19th day of October, 2011, by and among ADVENIR@MARGATE, LLC, a Florida limited liability company (“Original Borrower”); BEHRINGER HARVARD MARGATE, LLC, a Delaware limited liability company (“New Borrower”); and the FEDERAL HOME LOAN MORTGAGE CORPORATION (“Freddie Mac”) and is acknowledged and consented to by STEPHEN L. VECCHITTO (“Original Guarantor”) and DONALD A. SIMPSON (“New Guarantor”).

RECITALS

A.                                   Original Borrower obtained a mortgage loan (“Loan”) from CBRE CAPITAL MARKETS, INC., a Texas corporation (“Original Lender”), which loan is secured by certain Land and Improvements (“Property”), located in Margate (Broward County), Florida.  The Land is more particularly described in Exhibit A, attached to this Agreement.

B.                                     Original Borrower executed a promissory note evidencing the Loan, dated April 19, 2011, in the original principal amount of $2,995,000.00, payable to Original Lender (“Note”). Original Guarantor guaranteed payment of certain amounts and performance of certain obligations of Borrower under the Loan Documents by executing a Guaranty-CME dated April 19, 2011 (“Original Guaranty”) and a Guarantor’s Acknowledgment of Supplemental Lien dated April 19, 2011 (“Guarantor’s Acknowledgement”).

C.                                     To secure repayment of the Loan, Original Borrower executed and delivered to Original Lender a Multifamily Mortgage, Assignment of Rents and Security Agreement (“Security Instrument”) of even date with the Note, which is recorded in the Official Records Book 47857, at Page 1636 of the Public Records of Broward County, Florida (“Land Records”).  Any capitalized terms used in this Agreement and not defined will have the meaning ascribed to them in the Security Instrument.

D.                                    The Note, Security Instrument, and any other document executed by Original Borrower in connection with the Loan that will be assumed by New Borrower, all as listed on Exhibit B to this Agreement, are referred to collectively in this Agreement as the “Assumed Loan Documents.”

E.                                      Original Lender endorsed the Note to the order of Freddie Mac and by instrument dated April 19, 2011 filed for record on April 19, 2011 in Official Records Book 47857, at Page 1716 of the Land Records, sold, assigned, and transferred all right, title, and interest of Original Lender in and to the Security Instrument and the other Loan Documents to Freddie Mac. Freddie Mac is now the owner and holder of the Note and the Loan is serviced by GEMSA Loan Services, L.P. (“Servicer”).

F.                                      Original Borrower has transferred or has agreed to transfer all of its right, title, and interest in and to the Property to New Borrower (“Transfer”).

G.                                     New Borrower has agreed to assume all of Original Borrower’s rights, obligations, and liabilities created or arising under the Assumed Loan Documents, with certain modifications, if any, as set forth in Exhibit C to this Agreement (the “Assumption”).

H.                                    Subject to the full satisfaction of all conditions set forth below, Freddie Mac has agreed to consent to the Transfer and the Assumption.

I.                                         Capitalized terms not defined in this Agreement will have the meanings given to them in the Security Instrument and other Loan Documents.

J.                                        Original Borrower desires to be released by Freddie Mac from any and all obligations and liabilities under the terms and provisions of the Loan Documents, and Freddie Mac has agreed to release Original Borrower from further liability (except as provided in Section 10 of this Agreement).

AGREEMENT

NOW, THEREFORE, in consideration of these premises, the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

1.                                      Assumption of Obligations. New Borrower covenants, promises, and agrees that New Borrower, jointly and severally if more than one, will unconditionally assume and be bound by all terms, provisions, and covenants of the Assumed Loan Documents as if New Borrower had been the original maker of the Assumed Loan Documents. New Borrower will pay all sums to be paid and perform each and every obligation to be performed by Original Borrower under and in accordance with the terms and conditions of the Assumed Loan Documents.

2.                                      Affirmations by New Borrower.

(a)                                  New Borrower agrees that the Assumed Loan Documents are and will be and remain in full force and effect, enforceable against New Borrower in accordance with their terms, as modified by Exhibit C to this Agreement.

(b)                                 The Property will remain subject to the lien, charge and encumbrance of the Security Instrument. Nothing contained in this Agreement or done pursuant to this Agreement will affect or be construed to affect the lien, charge, and encumbrance of the Security Instrument or the priority of the Security Instrument over other liens, charges, and encumbrances.

(c)                                  Nothing contained in this Agreement or done pursuant to this Agreement will release or be construed to release or affect the liability of any party or parties who may now or after the date of this Agreement be liable under or on account of the Note and the Security Instrument, except as expressly provided in this Agreement.

(d)                                 New Borrower will be liable for the payment of all sums and the performance of every obligation required under the Assumed Loan Documents to the extent set forth in the Assumed Loan Documents, as modified by this Agreement.

3.                                      Subordination of Rights of Original Borrower and New Borrower.

(a)                                  Any indebtedness of Original Borrower to New Borrower, or of New Borrower to Original Borrower, now or existing after the date of this Agreement, together with any interest on such debt, is subordinated to any indebtedness of Original Borrower or New Borrower to Freddie Mac under the Loan Documents or the Assumed Loan Documents, as applicable.

(b)                                 Any collection or receipts with respect to any such indebtedness of Original Borrower to New Borrower, or of New Borrower to Original Borrower, will be collected, enforced and received by New Borrower or Original Borrower (as applicable) in trust for the benefit of Freddie Mac, and will be paid over to Freddie Mac on account of the indebtedness of Original Borrower and New Borrower to Freddie Mac, but without impairing or affecting in any manner the liability of Original Borrower or New Borrower under the other provisions of the Loan Documents or the Assumed Loan Documents, as applicable, and this Agreement.

(c)                                  Notwithstanding the provisions of Section 3(b), until the occurrence of an Event of Default under the Security Instrument, Original Borrower or New Borrower (as applicable) will be entitled to retain for its own account all payments made on account of the principal of and interest on any such indebtedness; provided no such payment is made more than 10 days in advance of the due date.

4.                                      Modification of Note and Security Instrument. New Borrower and Freddie Mac agree that the provisions of the Assumed Loan Documents are modified as set forth in Exhibit C to this Agreement.

5.                                      New Guaranty. On the date of execution of this Agreement, New Borrower will cause New Guarantor to execute and deliver to Freddie Mac the current Freddie Mac form of Guaranty — Multistate — Assumptions and Transfers (CME and Portfolio) (“Guaranty”) under which New Guarantor guarantees the full and punctual payment and performance, when due, of certain obligations of Borrower in connection with the Loan, as more fully set forth in the Guaranty.

6.                                      Representations and Warranties of Original Borrower. Original Borrower makes each of the following representations and warranties to Freddie Mac and to New Borrower:

(a)                                  As of the date of this Agreement, the amount of the unpaid indebtedness under the Note is $2,981,204.97.

(b)                                 Interest at the rate set forth in the Note has been paid to Freddie Mac in full through and including September 30, 2011.

(c)                                  All of the representations and warranties made by Original Borrower in the Loan Documents are true as of the date on which Original Borrower executes this Agreement.

(d)                                 No Event of Default (or event which, with the giving of notice or the passage of time or both, would be an Event of Default) has occurred or is continuing under the Loan Documents.

(e)                                  Original Borrower has no claims, offsets, defenses, or counterclaims of any kind to its performance under, or Freddie Mac’s enforcement of, the Note and the other Loan Documents; and to the extent any such counterclaims, setoffs, defenses or other causes of action may exist, whether known or unknown, Original Borrower waives all such items.

(f)                                    Original Borrower acknowledges that all of Freddie Mac’s actions in connection with the Loan have been in compliance with the terms of the applicable Loan Documents, and Original Borrower acknowledges and agrees that Freddie Mac has not breached or failed to perform any duty or obligation that Freddie Mac may owe Original Borrower.

(g)                                 There are no suits or actions threatened or pending against Original Borrower which affect the enforcement or validity of the Note, the Security Instrument, and/or the Loan Documents.

7.                                      Additional Transfers. Notwithstanding Freddie Mac’s consent to the Transfer, New Borrower understands and agrees that such consent will in no way limit or operate as a waiver of Freddie Mac’s continuing rights with respect to future transfers under the provisions of the Security Instrument.

8.                                      Continuing Obligations. New Borrower will execute, acknowledge, and deliver such other documents as Freddie Mac or Servicer may require to document the Assumption and to more fully implement the provisions of this Agreement. The failure of New Borrower to comply with the additional obligations contained in this Section will constitute an Event of Default under the Security Instrument, and Freddie Mac will be entitled to exercise all remedies available to it under the terms of the Assumed Loan Documents.

9.                                      Additional Agreements.

(a)                                  To induce Freddie Mac to consent to the Assumption, in addition to the covenants and agreements set forth in the Assumed Loan Documents, New Borrower will enter into the additional agreements set forth on Exhibit D to this Agreement

(“Additional Agreements”), if applicable.

(b)                                 The failure of New Borrower to comply with the provisions of the Additional Agreements, if applicable, will constitute an Event of Default under the Security Instrument, and Freddie Mac will be entitled to exercise all remedies available to it under the terms of the Additional Agreements and the Assumed Loan Documents.

10.          Release of Original Borrower; Rights of Freddie Mac.

(a)                                  In reliance upon Original Borrower’s representations and warranties, Freddie Mac releases Original Borrower from any and all obligations under the terms and provisions of the Loan Documents; provided, however, that Original Borrower is not released from any liability pursuant to Section 18 [Environmental Hazards] of the Security Instrument arising out of conditions existing on or before the date of this Agreement.

(b)                                 If any material element of Original Borrower’s representations and warranties is materially false or misleading, this release will be canceled and Original Borrower will remain obligated under the Loan Documents as though there had been no release.

(c)                                  If at any time all or any part of any payment by Original Borrower which has been applied by Freddie Mac to payment of the Loan on or prior to the date of this Agreement is or must be rescinded, repaid or returned by Freddie Mac for any reason whatsoever (including the application of any bankruptcy, insolvency or other law), for purposes of this Agreement, to the extent that such payment is or must be rescinded, repaid or returned, such payment will be deemed to have continued to be due and payable, notwithstanding such application by Freddie Mac and this Agreement will continue to be effective as to such payment as though such application by Freddie Mac had not been made. Original Borrower and New Borrower will each remain liable to Freddie Mac for the amount so rescinded, repaid, or returned to the same extent as if such amount had never originally been received by Freddie Mac, notwithstanding any cancellation of the Note, release or satisfaction of the Security Instrument, or the cancellation of any other Loan Document.

11.                               Ratification of Original Guaranty. By signing the Acknowledgment and Consent to this Agreement where indicated below, Original Guarantor takes each of the following actions:

(a)                                  Original Guarantor ratifies the Original Guaranty under which it guaranteed payments of certain amounts and performance of certain obligations under the Loan Documents only to the extent that it guaranties payments of Borrower’s liability under Section 18 [Environmental Hazards] of the Security Instrument arising out of conditions existing on or before the date of this Agreement (“Preexisting Conditions”).

(b)                                 Original Guarantor agrees that Section 18 [Environmental Hazards] of the Security Instrument as assumed by New Borrower and modified by this Agreement will continue to be guaranteed by Original Guarantor as and to the full extent provided in the Original Guaranty for such Preexisting Conditions.

Freddie Mac hereby releases Original Guarantor from any and all liability under the Original Guaranty except to the extent that the Original Guaranty guarantees payment of

Original Borrower’s liability under Section 18 of the Security Instrument arising out of Preexisting Conditions.

12.                               Expenses. New Borrower will pay all expenses incurred by Freddie Mac in connection with the Assumption, including the payment of any title endorsement costs, legal costs (including in-house legal costs), attorneys’ fees, and assumption fees required by Freddie Mac and/or pursuant to the Loan Documents.

13.                               Miscellaneous.

(a)                                  This Agreement will be binding upon and will inure to the benefit of the parties to the Agreement and their respective heirs, successors, and permitted assigns.

(b)                                 Except as expressly modified by this Agreement, the Note, the Security Instrument, and all other Loan Documents will be unchanged and remain in full force and effect, and are hereby expressly approved, ratified, and confirmed. No provision of this Agreement that is held to be inoperative, unenforceable or invalid will affect the remaining provisions, and to this end all provisions of this Agreement are declared to be severable.

(c)                                  Time is of the essence of this Agreement.

(d)                                 This Agreement may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

(e)                                  This Agreement will be construed in accordance with the laws of the jurisdiction in which the Property is located.

(f)                                    This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same document.

(g)                                 All notices given pursuant to the Agreement must be in writing and will be effectively given if personally delivered or, if mailed, postage prepaid, certified or registered mail, return receipt requested, to the addresses of the parties set forth below or to such other address as any party subsequently may designate in writing.

(h)                                 The failure of New Borrower to comply with the additional obligations contained in this Agreement will constitute an Event of Default under the Security Instrument, and Freddie Mac will be entitled to exercise all remedies available to it under the terms of the Assumed Loan Documents.

14.                               Executed Originals. Executed originals of this Agreement will be (a) attached permanently to the Note as an amendment to the Note, and (b) recorded in the Land Records as a modification to the Security Instrument.

15.                              State Specific Requirements. Not applicable.

16.                               Attached Exhibits. The following Exhibits, if marked with an “X”, are attached to this Agreement:

☒  Exhibit A                                                                     Legal Description of the Land (required)

☒  Exhibit B                                                                       List of Assumed Loan Documents (required)

☒  Exhibit C                                                                       Modifications to Assumed Loan Documents (required)

☒  Exhibit D                                                                      Additional Agreements

☐  Exhibit E                                                                          Modifications to Assumption Agreement (CME and Portfolio)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written above.

ORIGINAL BORROWER:

WITNESS:		ADVENIR@MARGATE, LLC, a Florida limited liability company

/s/ Richard R. Tasca		By:	Advenir@Margate GP, LLC, a Florida
Print Name:	Richard R. Tasca		limited liability company, its Managing
Member

/s/ Todd P. Linden
Print Name:	Todd P. Linden		By:	/s/ Stephen L. Vecchitto
Stephen L. Vecchitto
President

Address for Notice to Original Borrower:

17501 Biscayne Boulevard, Suite 300
Aventura, Florida 33160

STATE OF Florida

CITY/COUNTY OF Miami-Dade, ss:

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared Stephen L. Vecchitto, to me known to be the person described in and who executed the foregoing instrument as the President of Advenir@Margate GP, LLC, a Florida limited liability company, managing member of Advenir@Margate, LLC, a Florida limited liability company, and acknowledged to me that he as such officer of the managing member, being authorized to do so, executed the foregoing instrument for the purposes therein contained in the name of such limited liability company by himself as President of the managing member.

Witness my hand and official seal in the county and state aforesaid, this 13th day of October, 2011.

Ruth Carol London
Notary Public

My Commission Expires:	August 05, 2012

NEW BORROWER:

WITNESS:
BEHRINGER HARVARD MARGATE, LLC, a
/s/ Kathi A. Vigil		Delaware limited liability company
Print Name:	Kathi A. Vigil
		By:	Margate Peak, LLC, a Colorado limited
liability company, its Managing Member
/s/ Nancy J. Kirkpatrick
Print Name:	Nancy J. Kirkpatrick
			By:	/s/ Luke Simpson
Luke Simpson
Manager

Tax identification number for New Borrower

45-2571609

Address for Notice to New Borrower:

4582 S Ulster Street Parkway, Suite 1200
Denver, Colorado 80237

STATE OF Colorado

CITY/COUNTY OF Denver, ss:

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared Luke Simpson, to me known to be the person described in and who executed the foregoing instrument as the Manager of Margate Peak, LLC, a Colorado limited liability company, managing member of Behringer Harvard Margate, LLC, a Delaware limited liability company, and acknowledged to me that he as such officer of the managing member, being authorized to do so, executed the foregoing instrument for the purposes therein contained in the name of such limited liability company by himself as Manager of the managing member.

Witness my hand and official seal in the county and state aforesaid, this 11th day of October, 2011.

/s/ Candis A. Birch
Notary Public

My Commission Expires:	November 26, 2013

WITNESS:		CONSENTED TO BY FREDDIE MAC:

/s/ Garth Wells		FEDERAL HOME LOAN MORTGAGE
Print Name:	Garth Wells	CORPORATION

/s/ Patsy Johnson
Print Name:	Patsy Johnson	By:	/s/ Stephen Johnson
			Name:	Stephen Johnson
			Title:	Director-Asset Management

		Date:	October 19, 2011

Address for Notice to Freddie Mac:

8200 Jones Branch Drive
McLean, Virginia 22102-3110

STATE OF Virginia

CITY/COUNTY OF Fairfax, ss:

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared Stephen Johnson, to me known to be the person described in and who executed the foregoing instrument as the Director-Asset Management of Federal Home Loan Mortgage Corporation, and acknowledged to me that he as such officer of the corporation, being authorized to do so, executed the foregoing instrument for the purposes therein contained in the name of such corporation by himself/herself as Director-Asset Management of the corporation.

Witness my hand and official seal in the county and state aforesaid, this 18th day of October, 2011.

/s/ Leslie R. Gallahan
Notary Public

My Commission Expires:	December 31, 2012

ACKNOWLEDGED AND CONSENTED TO:
WITNESS:

/s/ Richard R. Tasca		ORIGINAL GUARANTOR:
Print Name:	Richard R. Tasca

/s/ Stephen L. Vecchitto
/s/ Todd P. Linden		STEPHEN L. VECCHITTO
Print Name:	Todd P. Linden
Date: October 19, 2011

Address for Notice to Original Guarantor:

17501 Biscayne Boulevard, Suite 300
Aventura, Florida 33160

STATE OF Florida

CITY/COUNTY OF Miami-Dade, ss:

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared Stephen L. Vecchitto, to me known to be the person described in and who executed the foregoing instrument, and acknowledged to me that he executed the foregoing instrument for the purposes therein contained.

Witness my hand and official seal in the county and state aforesaid, this 13th day of October, 2011.

/s/ Ruth Carol London
Notary Public

My Commission Expires:	August 05, 2012

WITNESS:		NEW GUARANTOR:

/s/ Nancy J. Kirkpatrick
Print Name:	Nancy J. Kirkpatrick
/s/ Donald A. Simpson
DONALD A. SIMPSON

/s/ Kathi A. Vigil		Date: October 19, 2011
Print Name:	Kathi A. Vigil

Address for Notice to New Guarantor:

4582 S Ulster Street Parkway, Suite 1200
Denver, Colorado 80237

STATE OF Colorado

CITY/COUNTY OF Denver, ss:

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared Donald A. Simpson, to me known to be the person described in and who executed the foregoing instrument, and acknowledged to me that he executed the foregoing instrument for the purposes therein contained.

Witness my hand and official seal in the county and state aforesaid, this 11th day of October, 2011.

/s/ Candis A. Birch
Notary Public

My Commission Expires:	November 26, 2013

EXHIBIT A

LEGAL DESCRIPTION OF LAND

A portion of Parcel A, Lemon Tree Lake, according to the Plat thereof, as recorded in Plat Book 82, page 16, of the Public Records of Broward County, Florida, being more particularly described as follows:

All that portion of Parcel A, lying North of the North line of that certain easement for Drainage, Utilities and Ingress and Egress as recorded in Official Records Book 4507, page 685, of the Public Records of Broward County, Florida, and as shown on said Plat of Lemon Tree Lake.

Said lands situate, lying and being in the City of Margate, Broward County, Florida.

LESS AND EXCEPT:

Beginning at the Northeast corner of said Parcel A; thence South 00 ° 10 minutes 40 seconds East along the East line of said parcel A; a distance of 465.24 feet; thence North 80 ° 30 minutes 00 seconds West a distance of 301.06 feet; thence South 66 ° 00 minutes 00 seconds West, a distance of 119.97 feet; thence North 02 ° 12 minutes 41 seconds West, a distance of 388.38 feet; thence North 41 ° 45 minutes 33 seconds East, a distance of 100.76 feet; thence North 89 ° 49 minutes 20 seconds East along the North line of said Parcel A, a distance of 352.97 feet to the Point of Beginning.

ALSO LESS AND EXCEPT:

Beginning at the intersection of the westerly line of said Parcel “A” and the northerly line of said certain easement as recorded in Official Records Book 4507, page 685, of the Public Records of Broward County, Florida; thence N 88 ° 44’ 58” E, along said northerly line a distance of 438.84 feet; thence N 00 ° 18’ 38” W, a distance of 504.71 feet; thence N 27 ° 28’ 37” W, a distance of 121.37 feet; thence N 21 ° 00’ 00” E, a distance of 133.91 feet; thence N 90 ° 00’ 00” W, a distance of 427.99 feet to a point lying on the westerly line of said Parcel “A”; thence S 00 ° 00’ 00” W, along the westerly line a distance of 746.97 feet to the Point of Beginning.

FURTHER LESS AND EXCEPT:

A portion of Parcel A, Lemon Tree Lake, according to the Plat thereof, as recorded in Plat Book 82, page 16, of the Public Records of Broward County, Florida, being more particularly described as follows:

Beginning at the Northeast corner of said Parcel A, thence South 00 ° 10 minutes 40 seconds East, along the East line of said Parcel A, a distance of 469 feet more or less; thence Westerly the following distances along the waters edge (as of 3/19/86 10:00 a.m. elevation = 7.00) 97 feet more or less, 60 feet more or less, 56 feet more or less, 91 feet more or less, 110 feet more or less; thence North 02 ° 12 minutes 41 seconds West along a line of 80.05 feet East of and parallel with as measured at right angles to the West line of said Parcel A, a distance of 397 feet more or less; thence North 41 ° 45 minutes 33 seconds East a distance of 100.76 feet; thence North 89 ° 49 minutes 20 seconds East, a distance of 352.97 feet to the Point of Beginning.

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The above referenced property is also described as follows:

A portion of Parcel A, Lemon Tree Lake, according to the Plat thereof, as recorded in Plat Book 82, page 16, of the Public Records of Broward County, Florida, being more particularly described as follows:

All that portion of Parcel A, lying North of the North line of that certain easement for Drainage, Utilities and Ingress and Egress as recorded in Official Records Book 4507, page 685, of the Public Records of Broward County, Florida, and as shown on said Plat of Lemon Tree Lake.

Said lands situate, lying and being in the City of Margate, Broward County, Florida.

LESS AND EXCEPT:

Beginning at the intersection of the westerly line of said Parcel “A” and the northerly line of said certain easement as recorded in Official Records Book 4507, page 685, of the Public Records of Broward County, Florida; thence N 88 ° 44’ 58” E, along said northerly line a distance of 438.84 feet; thence N 00 ° 18’ 38” W, a distance of 504.71 feet; thence N 27 ° 28’ 37” W, a distance of 121.37 feet; thence N 21 ° 00’ 00” E, a distance of 133.91 feet; thence N 90 ° 00’ 00” W, a distance of 427.99 feet to a point lying on the westerly line of said Parcel “A”; thence S 00 ° 00’ 00” W, along the westerly line a distance of 746.97 feet to the Point of Beginning.

ALSO LESS AND EXCEPT:

Beginning at the Northeast corner of said Parcel A, thence South 00 degrees 10 minutes 40 seconds East, along the East line of said Parcel A, a distance of 469 feet more or less; thence Westerly the following distances along the waters edge (as of 3/19/86 10:00 A.M. elevation =7.00) 97 feet more or less, 60 feet more or less, 56 feet more or less, 91 feet more or less, 110 feet more or less; thence North 02 degrees 12 minutes 41 seconds West along a line 80.05 feet East of and parallel with as measured at right angles to the West line of said Parcel A, a distance of 397 feet more or less; thence North 41 degrees 45 minutes 33 seconds East a distance of 100.76 feet; thence North 89 degrees 49 minutes 20 seconds East, a distance of 352.97 feet to the Point of Beginning.

Together with a non-exclusive easement for recreational uses as granted by that certain Easement recorded in Official Records Book 5827, Page 916.

Together with a non-exclusive easement for ingress and egress for purpose of installation and maintenance of drainage facilities recorded in Official Records Book 5668, page 968.

Said lands situate in the City of Margate, Broward County, Florida.

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